                           EXHIBIT 4-D

            AMENDED AND RESTATED DECLARATION OF TRUST

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                AMENDED AND RESTATED DECLARATION

                            OF TRUST




                   SOUTHERN UNION FINANCING I

                  Dated as of __________, 1995






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                    AMENDED AND RESTATED
                    DECLARATION OF TRUST
                             OF
                 SOUTHERN UNION FINANCING I

                    _______________, 1995



     AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of ____________, 1995, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provi-sions of this Declaration, the "Trustees"), Southern Union Company, a Delaware Corporation, as trust sponsor (the "Spon-sor"), and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

WHEREAS, the Trustees and the Sponsor established a trust (the "Trust") under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of March 28, 1995, (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on March 28, 1995, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

WHEREAS, as of the date hereof, no interests in the Trust have been issued;

WHEREAS, all of the Trustees and the Sponsor, by this Declara-tion, amend and restate each and every term and provision of the Original Declaration; and

NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets con-tributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                        ARTICLE I
              INTERPRETATION AND DEFINITIONS

SECTION 1.1   Definitions.

     (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declara-tion" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sec-tions and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise speci-fied;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f) a reference to the singular includes the plural and vice versa.

"Affiliate" has the same meaning as given to that term in Rule
 405 of the Securities Act or any successor rule thereunder.

"Appointment Event" means an event defined in the terms of the Preferred Securities, as set forth in Exhibit A, which entitles the Holders of a Majority in liquidation amount of the Preferred
Securities to appoint a Special Regular Trustee.

"Authorized Officer" of a Person means any Person that is autho-rized to bind such Person.

"Book Entry Interest" means a beneficial interest in a Global
Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

"Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

"Business Trust Act" means Chapter 38 of Title 12 of the Delaware
Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

"Certificate" means a Common Security Certificate or a Preferred
Security Certificate.

"Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securi-ties.

"Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

"Closing Date" means ______________, 1995.

"Code" means the Internal Revenue Code of 1986 as amended.

"Commission" means the Securities and Exchange Commission.

"Common Security" has the meaning specified in Section 7.1.

"Common Securities Guarantee" means the guarantee agreement to be dated as of _______________, 1995, of the Sponsor in respect of the Common Securities.

"Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substan-tially in the form of Annex II to Exhibit A.

"Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of
Securities.

"Debenture Issuer" means the Sponsor in its capacity as issuer of the Debentures.

"Debenture Trustee" means The Chase Manhattan Bank, N.A., as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

"Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property
Trustee, a specimen certificate for such series of Debentures being Exhibit B.

"Delaware Trustee" has the meaning set forth in Section 5.2.

"Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

"Direction" by a Person means a written direction signed:

     (a)  if the Person is a natural person, by that Person; or

     (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

"Distribution" means a distribution payable to Holders of Securi-ties in accordance with Section 6.1.

"DTC" means the Depository Trust Company, the initial Clearing
Agency.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

"Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is con-tinuing in respect of the Debentures.

"Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

"Indemnified Person" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or
(d) any employee or agent of the Trust or its Affiliates.

"Indenture" means the Indenture dated as of ______________, 1995, among the Debenture Issuer and The Chase Manhattan Bank, N.A., as trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

"Investment Company" means an investment company as defined in the Investment Company Act.

"Investment Company Act"  means the Investment Company Act of
1940, as amended from time to time, or any successor legislation.

"Legal Action" has the meaning set forth in Section 3.6(g).

"Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Exhibit A.

"Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities and the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

"Officers' Certificate" means, with respect to any Person, a cer-tificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

     (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition relating thereto;

     (b) a brief statement of the nature and scope of the exami-nation or investigation undertaken by each officer in rendering the Certificate;

     (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

"Paying Agent" has the meaning specified in Section 3.8(h).

"Person" means a legal person, including any individual, corpora-tion, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

"Preferred Securities Guarantee" means the guarantee agreement to be dated as of _____________, 1995, of the Sponsor in respect of the Preferred Securities.

"Preferred Security" has the meaning specified in Section 7.1.

"Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

"Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Annex I to Exhibit A.

"Pricing Agreement" means the pricing agreement between the Trust, the Debenture Issuer, and the underwriters designated by the Regular Trustees with respect to the offer and sale of the Preferred Securities.

"Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

"Property Trustee Account" has the meaning set forth in Section
3.8(c).

"Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

"Regular Trustee" means any Trustee other than the Property
Trustee and the Delaware Trustee.

"Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other
Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

"Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those per-formed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

"Rule 3a-7" means Rule 3a-7 under the Investment Company Act.

"Securities" means the Common Securities and the Preferred
Securities.

"Securities Act" means the Securities Act of 1933, as amended.

"66-2/3% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holder(s) of outstanding Common Securities voting separately as a class, representing at least 66 2/3% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

"Special Regular Trustee" means a Regular Trustee appointed by the Holders of a Majority in liquidation amount of the Preferred
Securities in accordance with Section 5.6(a)(ii)(B).

"Sponsor" means Southern Union Company, a Delaware corporation, or any successor entity in a merger, consolidation or amalgam-ation, in its capacity as sponsor of the Trust.

"Tax Event" means the Regular Trustees shall have received an opinion of nationally recognized independent tax counsel experi-enced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to or change in an interpretation or application of such laws or regulations, there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to income accrued or received on the Subordinated Debt Securities,
(ii) interest payable to the Trust on the Subordinated Debt Securities would not be deductible by the Debenture Issuer for United States federal income tax purposes or (iii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges.

"10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing at least 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

"Treasury Regulations" means the income tax regulations, includ-ing temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

"Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

"Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

"Underwriting Agreement" means the Underwriting Agreement for the offering and sale of Preferred Securities in the form of Exhibit
C.


                         ARTICLE II
                    TRUST INDENTURE ACT

SECTION 2.1  Trust Indenture Act; Application.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Decla-ration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securi-ties as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2  Lists of Holders of Securities.

     (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distribu-tions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that none of the Sponsor or the
                       _____________
          Regular Trustees on behalf of the Trust shall be obli-gated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capa-city as Paying Agent (if acting in such capacity) provided that the Property Trustee may destroy any List
          _____________
          of Holders previously given to it on receipt of a new
          List of Holders.

     (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust
          Indenture Act.

SECTION 2.3  Reports by the Property Trustee.

Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section
313 of the Trust Indenture Act.   The Property Trustee shall also
comply with the requirements of Section 313(d) of the Trust
Indenture Act.

SECTION 2.4  Periodic Reports to Property Trustee.

Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5  Evidence of Compliance with Conditions Precedent.

Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6   Events of Default; Waiver.

     (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of all or a Super-Majority of the holders of the Debentures to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of all of the Holders of the Preferred Securities or such proportion thereof in liquida-tion amount as represents the relevant Super Majority of the aggregate principal amount of the Debentures outstanding.

          Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securi-ties or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying
                                _____________
          Event of Default under the Indenture:

          (i) which is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declara-tion shall also not be waivable; or

          (ii) which requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declara-tion as provided below in this Section 2(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities as represents the relevant Super Majority of the aggregate principal amount of the Debentures outstanding;

          provided that, each Holder of Common Securities will be
          _____________
          deemed to have waived any such Event of Default and all Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration.

SECTION 2.7  Event of Default; Notice.

     (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this
          Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein; provided
                                                        ________
          that, except for a default in the payment of principal
          ____
          of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

     (b) The Property Trustee shall not be deemed to have knowl-edge of any default except:

          (i) a default under Sections 5.01(1) and 5.01(2) of the Indenture; or

          (ii) any default as to which the Property Trustee shall have received written notice or a Responsi-ble Officer charged with the administration of the Declaration shall have obtained written notice of.


                         ARTICLE III
                         ORGANIZATION

SECTION 3.1  Name.

The Trust is named "Southern Union Financing I", as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activi-ties may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2  Office.

The address of the principal office of the Trust is c/o Southern Union Company, 504 Lavaca Street, Suite 800, Austin, Texas 78701. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3  Purpose.

The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4  Authority.

Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declara-tion.

SECTION 3.5  Title to Property of the Trust.

Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6  Powers and Duties of the Regular Trustees.

The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activi-ties:

     (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more
          _________________
          than one series of Preferred Securities and no more than one series of Common Securities, and, provided
                                                     ________
          further, that there shall be no interests in the Trust
          _______
          other than the Securities, and the issuance of Securi-ties shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

     (b)  in connection with the issue and sale of the Preferred
          Securities, at the direction of the Sponsor, to:

          (i) execute and file with the Commission the regis-tration statement on Form Section 3 prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities;

          (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securi-ties in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

          (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

          (iv) execute and file with the Commission a registra-tion statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act; and

          (v) execute and enter into the Underwriting Agreement and Pricing Agreement providing for the sale of the Preferred Securities;

     (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall
          _________________
          cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders or Common Securities;

     (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event; provided
                                                           ________
          that the Regular Trustees shall consult with the Sponsor
          ____
          and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securi-ties as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

     (g) to bring or defend, pay, collect, compromise, arbi-trate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obliga-tions under the Trust Indenture Act;

     (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular
          Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, regis-trar and transfer agent for the Securities;

     (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election (i) to defer payments of inter-est on the Debentures by extending the interest payment period under the Indenture or, (ii) to extend the scheduled maturity date on the Debentures;

     (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

     (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privi-leges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (p) to take any action, not inconsistent with this Declara-tion or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desir-able in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii)  causing the Trust to be classified for United
                States federal income tax as a grantor trust; and

          (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebted-ness of the Debenture Issuer for United States federal income tax purposes,

          provided that such action does not adversely affect the interests of Holders; and

     (q) to take all action necessary to cause all applicable tax returns and tax information reports that are re-quired to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

The Regular Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

     (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declara-tion. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Secu-rities;

          (ii) acquire any assets other than as expressly provided herein;

          (iii) possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (vii) (A) direct the time, method and place of exer-cising any trust or power conferred upon the Debenture Trustee with respect to the Deben-tures, (B) waive any past default that is waivable under Section 513 of the Indenture,
                    (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Deben-tures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8  Powers and Duties of the Property Trustee.

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with in Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

     (c)  The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property
                Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long term unsecured indebted-ness is at least equal to the rating assigned to the Preferred Securities by a "nationally recog-nized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common
                Securities to the extent the Debentures are re-deemed or mature; and

          (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Pre-ferred Securities and forms of the Common Securi-ties, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securi-ties.

     (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

     (f) The Property Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

     (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursu-ant to the terms of such Securities.

     (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemp-tion payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

     (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section
          3.6.

     The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9  Certain Duties and Responsibilities of the Property
Trustee.

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exer-cise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any cer-tificates or opinions furnished to the Property Trustee and conforming to the re-quirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the per-tinent facts;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical pres-ervation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limita-tions on liability afforded to the Property Trustee under this Declaration, the Trust Inden-ture Act and Rule 3a-7;

          (vi) the Property Trustee shall have no duty or lia-bility for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor.
                 Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account main-tained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law;

          (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Spon-sor.

SECTION 3.10  Certain Rights of Property Trustee.

     (a)  Subject to the provisions of Section 3.9:

          (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Regu-lar Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers' Certificate;

          (iii) whenever in the administration of this Declara-tion, the Property Trustee shall deem it desir-able that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

          (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continua-tion statement or any filing under tax or securities laws) (or any rerecording, refiling or registration thereof);

          (v) the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authoriza-tion and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Property Trustee shall be under no obliga-tion to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direc-tion, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, state-ment, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be re-quired to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declara-tion the Property Trustee shall deem it desir-able to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of The Securities as would be entitled to direct the Property Trustee under the Terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

          (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11  Delaware Trustee.

Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act.

SECTION 3.12  Execution of Documents.

Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, a majority of or, if there are only two, both of the Regular Trustees are authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, any listing application prepared by the Sponsor referred to in Section 3.6(b)(iii) may be executed by one Regular Trustee.

SECTION 3.13 Not Responsible for Recitals or Issuance of Securi-ties.

The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14  Duration of Trust.

The Trust, unless terminated pursuant to the provisions of
Article VIII hereof, shall have existence for 55 years from the Closing Date.

SECTION 3.15  Mergers.

     (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

     (b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:
                        _____________

          (i) such successor entity (the "Successor Entity") either:

                 (A) expressly assumes all of the obligations of the Trust under the Securities; or

                 (B)  substitutes for the Securities other
                      securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquida-tion, redemption and maturity;

          (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

          (iii) the Preferred Securities or any Successor Secu-rities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securi-ties (including any Successor Securities) to be downgraded by any nationally recognized statis-tical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Preferred Securities as a result of such merger, consolidation, amalgamation or replacement;

          (vi) such successor entity has a purpose identical to that of the Trust;

          (vii) prior to such merger, consolidation, amalgama-tion or replacement, the Sponsor has received an opinion of a nationally recognized indepen-dent counsel to the Trust experienced in such matters to the effect that:

                  (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                  (B)  following such merger, consolidation,
                       amalgamation or replacement, neither the
                       Trust nor the Successor Entity will be
                       required to register as an Investment
                       Company; and

          (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred
                 Securities Guarantee.

     (c) Notwithstanding Section 3.15(b), the Trust shall, except with the consent of Holders of 100% in liquida-tion amount of the Securities, not consolidate, amal-gamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity for United States federal income tax purposes not to be classified as a grantor trust.


                           ARTICLE IV
                            SPONSOR

SECTION 4.1  Sponsor's Purchase of Common Securities.

On the Closing Date the Sponsor will purchase all the Common
Securities issued by the Trust, in an amount equal to 3% of the capital of the Trust, at the same time as the Preferred Securi-ties are sold.

SECTION 4.2  Responsibilities of the Sponsor.

In connection with the issue and sale of the Preferred Securi-ties, the Sponsor shall have the exclusive right and responsibil-ity to engage in the following activities:

     (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

     (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

     (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

     (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

     (e) to negotiate the terms of the Underwriting Agreement and Pricing Agreement providing for the sale of the Preferred Securities.


                             ARTICLE V
                             TRUSTEES

SECTION 5.1  Number of Trustees.

The number of Trustees shall initially be three (3), and:

     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or de-crease the number of Trustees; and

     (b)  after the issuance of any Securities:

          (i) and except as provided in Sections 5.1(b)(ii) and 5.6(a)(ii)(B) with respect to the Special Regular Trustee, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

          (ii) the number of Trustees shall be increased auto-matically by one (1) if an Appointment Event has occurred and is continuing and the Holders of a Majority in liquidation amount of the Preferred Securities appoint a Special Regular Trustee in accordance with Section 5.6.

SECTION 5.2  Delaware Trustee.

If required by the Business Trust Act, one Trustee (the "Delaware
Trustee") shall be:

     (a) a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its prin-cipal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the re-quirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3  Property Trustee; Eligibility.

     (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

          (i)   not be an Affiliate of the Sponsor;

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation pub-lishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its com-bined capital and surplus as set forth in its most recent report of condition so published; and

          (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifica-tions.

     (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property
          Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

     (c) If the Property Trustee has or shall acquire any "con-flicting interest" within the meaning of Section
          310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4  Qualifications of Regular Trustees and Delaware
Trustee Generally.

Each Regular Trustee and the Delaware Trustee (unless the
Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5  Initial Trustees.

The initial Regular Trustees shall be:

          Ronald J. Endres
          504 Lavaca Street, Suite 800
          Austin, Texas  78701

          David J. Kvapil
          504 Lavaca Street, Suite 800
          Austin, Texas  78701

The initial Delaware Trustee shall be:

          Wilmington Trust Company
          1100 N. Market Street
          Wilmington, Delaware  19890

which shall also act as Property Trustee.

SECTION 5.6  Appointment, Removal and Resignation of Trustees.

     (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities:

               (A) other than in respect to a Special Regular Trustee, by vote of the Holders of a Majority in liquidation amount of the Common Securi-ties voting as a class at a meeting of the Holders of the Common Securities; and

               (B) if an Appointment Event has occurred and is continuing, one (1) additional Regular Trustee (the "Special Regular Trustee") may be appointed by vote of the Holders of a Majority in liquidation amount of the Pre-ferred Securities, voting as a class at a meeting of the Holders of the Preferred Securities, and such Special Regular Trustee may only be removed (otherwise than by the operation of Section 5.6(c)), by vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities.

     (b)  (i)   The Trustee that acts as Property Trustee shall
                not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor
                Property Trustee and delivered to the Regular
                Trustees and the Sponsor; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation, provided that a Special
                                         _____________
          Regular Trustee shall only hold office while an Ap-pointment Event is continuing and shall cease to hold office immediately after the Appointment Event pursuant to which the Special Regular Trustee was appointed and all other Appointment Events cease to be continuing. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:
                             _________________

          (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                (A)  until a Successor Property Trustee has
                     been appointed and has accepted such ap-pointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                (B) if the Trust is not deemed an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof dis-tributed to the holders of the Securities;

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee; and

          (iii) no such resignation of a Special Regular Trustee shall be effective until the 60th day following delivery of the instrument of resignation of the Special Regular Trustee to the Sponsor and the Trust or such later date specified in such instrument during which period the Holders of the Preferred Securities shall have the right to appoint a successor Special Trustee as provided in this Section 5.6;

     (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee as the case may be if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

     (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appoint-ment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may peti-tion any court of competent jurisdiction for appoint-ment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7  Vacancies among Trustees.

If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8  Effect of Vacancies.

The death, resignation, retirement, removal, bankruptcy, dissolu-tion, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.9  Meetings.

Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by reso-lution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated pur-poses of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

SECTION 5.10  Delegation of Power.

     (a) Any Regular Trustee may, by power of attorney consis-tent with applicable law, delegate to any other natural person over the age of 21 his or her power for the pur-pose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

     (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or con-trary to the provisions of the Trust, as set forth herein.


                           ARTICLE VI
                          DISTRIBUTIONS

SECTION 6.1  Distributions.

Holders shall receive Distributions (as defined herein) in accor-dance with the applicable terms of the relevant Holder's Securi-ties. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Com-pounded Interest (as defined in the Indenture)) and Additional Interest (as defined in the Indenture), premium and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                      ARTICLE VII
                ISSUANCE OF SECURITIES

SECTION 7.1  General Provisions Regarding Securities.

     (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A (the "Common Securities.") The Trust shall have no securities or other interests in the as-sets of the Trust other than the Preferred Securities and the Common Securities.

     (b) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signa-tures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such per-son was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appro-priate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

     (c) The consideration received by the Trust for the issu-ance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

     (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.


                           ARTICLE VIII
                       TERMINATION OF TRUST

SECTION 8.1  Termination of Trust.

     (a)  The Trust shall terminate:

          (i)   upon the bankruptcy of the Holder of the Common
                Securities or the Sponsor;

          (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the Holder of the Common Securities or the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) upon the entry of a decree of judicial dissolu-tion of the Holder of the Common Securities, the Sponsor or the Trust;

          (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (v) upon the occurrence and continuation of a Tax Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

          (vi) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.


                          ARTICLE IX
                    TRANSFER OF INTERESTS

SECTION 9.1  Transfer of Securities.

     (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Secu-rities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

     (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Spon-sor or a Related Party of the Sponsor; provided that,
                                                 _____________
          any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

          (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

SECTION 9.2  Transfer of Certificates.

The Regular Trustees shall provide for the registration of Cer-tificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indem-nity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certifi-cate, the Regular Trustees shall cause one or more new Certifi-cates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing.
Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certifi-cate shall be entitled to the rights and subject to the obliga-tions of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each trans-feree shall be deemed to have agreed to be bound by this Declara-tion and the documents incorporated by reference herein.

SECTION 9.3  Deemed Security Holders.

The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Cer-tificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4  Book Entry Interests.

Unless otherwise specified in the terms of the Preferred Securi-ties, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully regis-tered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certifi-cates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

     (a) the provisions of this Section 9.4 shall be in full force and effect;

     (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certifi-cates and shall have no obligation to the Preferred Security Beneficial Owners;

     (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

     (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agree-ments between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Par-ticipants and receive and transmit payments of Distri-butions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry trans-fers among the Clearing Agency Participants.

SECTION 9.5  Notices to Clearing Agency.

Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to
Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6  Appointment of Successor Clearing Agency.

If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securi-ties.

SECTION 9.7  Definitive Preferred Security Certificates.

If:

     (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

     (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securi-ties, then:

     (c) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

     (d) upon surrender of the Global Certificates by the Clear-ing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Certifi-cates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such in-structions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

SECTION 9.8  Mutilated, Destroyed, Lost or Stolen Certificates.

If:

     (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruc-tion, loss or theft of any Certificate; and

     (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless.

then:

In the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certifi-cate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


                        ARTICLE X
              LIMITATION OF LIABILITY OF
       HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1  Liability.

     (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2  Exculpation.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3  Fiduciary Duty.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and lia-bilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person other-wise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b)  Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Per-son; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable gen-erally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any considera-tion to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express stan-dard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4  Indemnification.

     (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemni-fied Person from and against any loss, damage, lia-bility, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declara-tion, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

     (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemni-fied Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be ad-vanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in
          Section 10.4(a). The indemnification shall survive the termination of this Declaration.

SECTION 10.5  Outside Businesses.

Any Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competi-tive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other oppor-tunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fidu-ciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                         ARTICLE XI
                         ACCOUNTING

SECTION 11.1  Fiscal Year.

The fiscal year ("Fiscal Year") of the Trust shall be the calen-dar year, or such other year as is required by the Code.

SECTION 11.2  Certain Accounting Matters.

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transac-tion of the Trust. The books of account shall be main-tained on the accrual method of accounting, in accordance with generally accepted accounting princi-ples, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

     (b) The Regular Trustees shall cause to be prepared and de-livered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

     (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such infor-mation with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3  Banking.

The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that
                                       _________________
all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The signatories for such accounts shall be designated by the Regular Trustees; provided, however,
                                             _________________
that the Property Trustee shall designate the sole signatories for the Property Trustee Account.

SECTION 11.4  Withholding.

The Trust and the Regular Trustees shall comply with all with-holding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to estab-lish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                       ARTICLE XII
                 AMENDMENTS AND MEETINGS

SECTION 12.1  Amendments.

     (a)  Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

          (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular
                 Trustees);

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

          (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

      (b) No amendment shall be made, and any purported amendment shall be void and ineffective:

           (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

           (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obliga-tions or immunities of the Property Trustee, the Property Trustee shall have first received:

                 (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                 (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

           (iii) to the extent the result of such amendment would be to:

                  (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                  (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                  (C)  cause the Trust to be deemed to be an
                       Investment Company required to be registered under the Investment Company Act.

      (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

      (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

      (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities and;

      (f)  the rights of the holders of the Common Securities under
           Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

     (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i)   cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) add to the covenants, restrictions or obligations of the Sponsor; and

          (iv) conform to any change in Rule 3a-7 or written change in interpretation or application of Rule 3a-7 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders.

SECTION 12.2  Meetings of the Holders of Securities; Action by
Written Consent.

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or ap-proval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action with-out a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                          ARTICLE XIII
             REPRESENTATIONS OF PROPERTY TRUSTEE

SECTION 13.1  Representations and Warranties of Property Trustee.

The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Succes-sor Property Trustee's acceptance of its appointment as Property Trustee that:

     (a) The Property Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

     (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly exe-cuted and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bank-ruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a pro-ceeding in equity or at law).

     (c) The execution, delivery and performance of the Declara-tion by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee.

     (d) No consent, approval or authorization of, or registra-tion with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declara-tion.

     (e) If the Property Trustee does not also act as the Delaware Trustee, the Delaware Trustee shall be a natural person who is a resident of the State of Delaware.

     (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law con-stitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reor-ganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).


                         ARTICLE XIV
                        MISCELLANEOUS

SECTION 14.1  Notices.

All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be deliv-ered, telecopied or mailed by registered or certified mail, as follows:

     (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

               SOUTHERN UNION FINANCING I
               504 Lavaca Street, Suite 800
               Austin, Texas  78701
               Attention:  [            ]

     (b) if given to the Property Trustee, at the mailing ad-dress set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

               WILMINGTON TRUST COMPANY
               1100 N. Market Street
               Wilmington, Delaware  19890
               Attention:  Corporate Trust Administration

     (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

               SOUTHERN UNION COMPANY
               504 Lavaca Street
               Austin, Texas  78701
               Attention:  [            ]

     (d) if given to any other Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2  Governing Law.

This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3  Intention of the Parties.

It is the intention of the parties hereto that the Trust not be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but rather that the Trust be characterized as a grantor trust or otherwise in a manner such that each Holder of Securities will be treated as owning an undivided beneficial interest in the Debentures. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4  Headings.

Headings contained in this Declaration are inserted for conveni-ence of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5  Successors and Assigns

Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6  Partial Enforceability.

If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7  Counterparts.

This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

Ronald J. Endres
as Trustee


RONALD J. ENDRES
___________________________

David J. Kvapil
as Trustee


DAVID J. KVAPIL
___________________________


WILMINGTON TRUST COMPANY
as Delaware Trustee

By:
      Name:
      Title:


SOUTHERN UNION COMPANY, Inc.
as Sponsor

By:
      Name:
      Title:

                           EXHIBIT A



                           TERMS OF
          __% TRUST ORIGINATED PREFERRED SECURITIES
            __% TRUST ORIGINATED COMMON SECURITIES



Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of __________________, 1995 (as amended from time to time, the "Declaration"), the designation, rights, privi-leges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

1.   Designation and Number.

     (a) "Preferred Securities." Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $[____________ million
          ($            )] and a liquidation amount with respect
          to the assets of the Trust of $25 per Preferred Security, are hereby designated for the purposes of identification only as "_____% Trust Originated Pre-ferred Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Pre-ferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and addi-tions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

     (b) "Common Securities." Common Securities of the Trust with an aggregate liquidation amount with respect to
          the assets of the Trust of $[_______ million ($      )]
          and a liquidation amount with respect to the assets of the Trust of $25 per Common Security, are hereby designated for the purposes of identification only as "____% Trust Originated Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex II, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.   Distributions.

     (a) Distributions payable on each Security will be fixed at a rate per annum of [*.*]% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Deben-tures to be held by the Property Trustee. Distribu-tions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distribu-tions will be computed on the basis of the actual number of days elapsed per 30-day month.

     (b)  Distributions on the Securities will be cumulative,
          will accrue from           , 1995, and will be payable
          quarterly in arrears, on March 31, June 30, Septem
          ber 30, and December 31 of each year, commencing on __________________, 1995, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, during such Extension Period, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together
                  _____________
          with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above require-ments.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Deben-tures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such pay-ment in respect of the Preferred Securities will be made as described under the heading "Description of the Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus Supplement dated ______, 1995, to the Prospectus dated ______, 1995 (together, the "Prospectus"), of the Trust included in the Registration Statement on Form S-3 of the Sponsor, the Trust and certain other business trusts. The relevant record dates for the Common Securities shall be the same record date as for the Preferred Securities. If the Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Preferred Securities, shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be at least one Business Day but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are pay-able on the Securities is not a Business Day, then pay-ment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business
          Day, in each case with the same force and effect as if made on such date.

     (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securi-ties.

3.   Liquidation Distribution Upon Dissolution.

In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termina-tion, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribu-tion"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

4.   Redemption and Distribution.

     (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption, the pro-ceeds from such repayment or payment shall be simulta-neously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or re-deemed at a redemption price of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

     (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Paragraph 4(f)(ii) below.

     (c) If a Tax Event (as defined below) shall occur and be continuing the Regular Trustees shall dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Tax Event (the "90 Day Period"); provided, however, that, as a condition of such disso-
          ____________________
          lution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Ser-vice, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the disso-lution of the Trust and the distribution of Debentures, and provided, further, that, if at the time there is
              __________________
          available to the Trust the opportunity to eliminate, within the 90 Day Period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of the Securities ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

          If after receipt of a Dissolution Tax Opinion by the Regular Trustees (i) the Debenture Issuer has received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax pur-poses even if the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this paragraph 4(c), or (ii) the Regular Trustees shall have been in-formed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Debenture Issuer shall have the right at any time, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash within 90 days following the occurrence of such Tax Event, and, fol-lowing such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is
                 _________________
          available to the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemp-tion.

          "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized inde-pendent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after the date of the Prospectus Supplement, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefore or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, govern-mental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the date of the Prospectus Supplement, there is more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

          On and from the date fixed by the Regular Trustees for any distribution of Debentures and dissolution of the
          Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company (the "Depository") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and any certifi-cates representing Securities, except for certificates representing Preferred Securities held by the Deposi-tory or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate princi-pal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

     (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e) If the Debentures are distributed to holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

     (f)  "Redemption or Distribution Procedures."

          (i) Notice of any redemption of, or notice of distri-bution of Debentures in exchange for the Securi-ties (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For pur-poses of the calculation of the date of redemp-tion or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata and, in the event Preferred Securities are held in book-entry only form by the Depositary or its nominee (or any successor Clearing Agency or its nomi-nee), the Depositary will reduce Pro Rata the amount of the interest of each Clearing Agency Participant in the Preferred Securities to be redeemed; provided that if, as a result of such Pro Rata redemption, Clearing Agency Participants would hold fractional interests in the Preferred Securities, the Depositary will adjust the amount of the interest of each Clearing Agency Partici-pant to be redeemed to avoid such fractional interests.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary (or successor Clearing Agency) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give the Depository irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, provided that the Deben-ture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Re-demption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/ Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without inter-est on such Redemption Price. Neither the Regu-lar Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Busi-ness Day (and without any interest or other pay-ment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immedi-ately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redem-demption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calcu-lating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to
                (A) in respect of the Preferred Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.   Voting Rights - Preferred Securities.

     (a) Except as provided under paragraphs 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

     (b) If (i) the Trust fails to make Distributions in full on the Preferred Securities for 6 consecutive quarterly Distribution periods, or (ii) an Event of Default occurs and is continuing (each of (i) and (ii) being an "Appointment Event"), then the Holders of the Preferred Securities, acting as a single class, will be entitled by the vote of a Majority in liquidation amount of the Preferred Securities to appoint a Special Regular Trustee in accordance with Section 5.6(a)(ii)(B) of the Declaration. Any Holder of Preferred Securities (other than the Sponsor, or any entity directly or indirectly controlling or controlled by or under direct or indi-rect common control with the Sponsor) will be entitled to nominate any person to be appointed as Special Regular Trustee. For purposes of determining whether the Trust has failed to make Distributions in full for 6 consecutive quarterly Distribution periods, Distribu-tions shall be deemed to remain in arrears, notwith-standing any payments in respect thereof, until full cumulative Distributions have been or contemporaneously are paid with respect to all quarterly Distribution periods terminating on or prior to the date of payment of such cumulative Distributions. Not later than 30 days after such right to appoint a Special Regular Trustee arises, the Regular Trustees will convene a meeting for the purpose of appointing a Special Regular Trustee. If the Regular Trustees fail to convene such meeting within such 30-day period, the Holders of 10% in liquidation amount of the Preferred Securities will be entitled to convene such meeting in accordance with Section 12.2 of the Declaration. The record date for such meeting will be the close of business on the Business Day that is one Business Day before the day on which notice of the meeting is sent to the Holders.
          The provisions of the Declaration relating to the con-vening and conduct of the meetings of the Holders will apply with respect to any such meeting.

          A Special Regular Trustee may be removed without cause at any time by vote of the Holders of a Majority in liquidation amount of the Preferred Securities at a meeting of the Holders of the Preferred Securities in accordance with Section 5.6(a)(ii)(B) of the Declara-tion. The Holders of 10% in liquidation amount of the Preferred Securities will be entitled to convene such a meeting in accordance with Section 12.2 of the Declara-tion. The record date for such meeting will be the close of business on the Business Day which is one Business Day before the day on which the notice of meeting is sent to Holders. Notwithstanding the appointment of a Special Regular Trustee, the Debenture Issuer shall retain all rights under the Indenture, including the right to extend the interest payment period on the Debentures.

          Subject to the requirements set forth in this para-graph, the Holders of a majority in liquidation amount of the Preferred Securities, voting separately as a
          class may direct the time, method, and place of con-ducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power con-ferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of con-ducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power con-ferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its conse-quences that is waivable under Section 513 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however,
                                               _________________
          that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby, (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not fail to be classified as a grantor trust or account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration without first instituting a legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such pur-pose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Deben-tures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the cir-cumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affili-ate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or con-sent, be treated as if they were not outstanding.

6.  Voting Rights - Common Securities.

     (a) Except as provided under paragraphs 6(b), (c) and 7 as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to in-crease or decrease the number of Trustees, subject to the exclusive right of the Holders of the Preferred Securities to appoint, remove or replace a Special Regular Trustee.

     (c)  Subject to Section 2.6 of the Declaration and only
          after the Event of Default with respect to the Pre-ferred Securities have been cured, waived, or otherwise eliminated, the requirements of the second to last sentence of this paragraph,the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the
          time, method, place of conducting any proceeding for
          any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Deben-ture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 606 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent or
                   _________________
          action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a
          "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant
          Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accor-dance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not fail to be classified as a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declara-tion, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Common Securi-ties may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securi-ties will be required for the Trust to redeem and can-cel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

7.   Amendments to Declaration and Indenture.

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolu-tion, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66 2/3% in liquidation amount of the Securities, voting together as a single class provided, however, that, the rights
                            _________________
          of Holders of Preferred Securities under Article V of
          the Declaration to appoint, remove or replace a Special Regular Trustee shall not be amended without the consent of each Holder of Preferred Securities; pro-vided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66 2/3% in liquidation amount of such class of Securities.

     (b) In the event the consent of the Property Trustee as the holder of the Debentures and the Debenture Guarantee is required under the Indenture with respect to any amend-ment, modification or termination on the Indenture, the Debentures or the Debenture Guarantee, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modifi-cation or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however,
                                             _________________
          that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority"), the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Property
                       _________________
          Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

8.   Pro Rata.

A reference in these terms of the Securities to any payment, dis-tribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Indenture has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggre-gate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9.   Ranking.

The Preferred Securities rank pari passu and payment thereon
                              __________
shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquida-tion, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

10.   Listing.

The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the New York
Stock Exchange Limited.

11.   Acceptance of Securities Guarantee and Indenture.

Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respec-tively, including the subordination provisions therein and to the provisions of the Indenture.

12.  No Preemptive Rights.

The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13.  Miscellaneous.

These terms constitute a part of the Declaration.

The Sponsor will provide a copy of the Declaration the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                           ANNEX I


     [F THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depository or by a nominee of the Depository to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is regis-tered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number                 Number of Preferred Securities

                                      CUSIP NO. _____________


          Certificate Evidencing Preferred Securities

                              of

                 SOUTHERN UNION FINANCING I


                    Preferred Securities.
        (liquidation amount $25 per Preferred Security)

SOUTHERN UNION FINANCING I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _____________________________ (the "Holder") is the regis-
tered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust desig-nated the _______% Trust Originated Preferred Securities (liq-uidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________, 1995, as the same may be amended from time to time (the "Declara-tion"), including the designation of the terms of the Preferred Securities as set forth in Exhibit A to the Declaration. Capi-talized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent pro-vided therein. The Sponsor will provide a copy of the Decla-ration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this day of ___________________, 199__.


                                 [           ]
                         as Trustee

                         ______________________________________



                         [           ]
                         as Trustee

                         _______________________________________




                   _____________________

                        ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert assignee's social security or tax identification number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert address and zip code of assignee) and irrevocably
appoints)
_________________________________________________________________
_________________________________________________________________
___________________________________________________________ agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Pre-ferred Security Certificate)

                            ANNEX II



Certificate Number                 Number of Preferred Securities


              Certificate Evidencing Common Securities

                               of

                   SOUTHERN UNION FINANCING I


                       Common Securities.
         (liquidation amount $25 per Preferred Security)


SOUTHERN UNION FINANCING I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _____________________________ (the "Holder") is the regis-
tered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust desig-nated the _______ Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securi-ties represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ___________________, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.

The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Trust will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial owner-ship in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this day of _____________________, 199__.


                             [           ]
                             as Trustee

                             ___________________________________



                             [           ]
                             as Trustee

                             _________________________________




                       _____________________

                            ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert assignee's social security or tax identification number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert address and zip code of assignee) and irrevocably
appoints)
_________________________________________________________________
_________________________________________________________________
___________________________________________________________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Pre-ferred Security Certificate)

                         EXHIBIT B

                   SPECIMEN OF DEBENTURE

                         EXHIBIT C

                   UNDERWRITING AGREEMENT